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                                                                   Exhibit 10.09

                              AMENDED AND RESTATED
                              RESTRICTED STOCK PLAN
                                       OF
                                OGE ENERGY CORP.


                                    ARTICLE I
                                    ---------

                        ESTABLISHMENT AND PURPOSE OF PLAN
                        ---------------------------------


        Oklahoma Gas and Electric Company ("OG&E"), an Oklahoma corporation, established, effective May 16, 1985, a restricted stock plan (the "Plan"). The Plan has been approved by the Board of Directors of OG&E and was approved by a majority of the shareowners of OG&E on May 16, 1985.

        As part of the restructuring of OG&E pursuant to which OGE Energy Corp. (the "Company") became the parent holding company of OG&E, and pursuant to the authority granted by the Board of Directors of OG&E and the Board of Directors of the Company, the Plan is hereby amended and restated, effective December 31, 1996, to provide for the issuance under the Plan of shares of the Company's Common Stock in lieu of common stock of OG&E and to provide for the assumption of the Plan by the Company.

        All awards granted prior to the amendment and restatement of the Plan and prior to its assumption by the Company are hereby ratified and shall remain in full force and effect, subject to possible amendment, adjustment, modification or termination, as hereinafter provided.

        The purpose of the Plan is to compensate eligible employees for their past services to the Company or a Participating Corporation through awards of Shares and thereby to assist the Company and each Participating Corporation in securing and retaining key executive employees of outstanding ability, and to motivate such individuals to exert their best efforts in behalf of the Company and each Participating Corporation.


                                   ARTICLE II
                                   ----------

DEFINITIONS
-----------

        Unless the context otherwise requires, the following words as used herein shall have the following meanings:

        (a)    "Plan" - This Restricted Stock Plan.

        (b)    "Company" - OGE Energy Corp., an Oklahoma corporation.



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        (c)    "Board" - The Board of  Directors  of the Company as the same may be constituted from time to time.

        (d) "Participant" - An eligible employee whom the Board has selected to receive a grant to Shares hereunder.

        (e) "Share" - A share of the Company's Common Stock, par value $.01 per share, and any share or shares of capital stock or other securities of the Company hereafter issued or issuable upon, in respect of or in substitution or exchange for Shares.

        (f) "Participating Corporation" shall mean any direct or indirect subsidiary of the Company, including Oklahoma Gas and Electric Company, an Oklahoma corporation and Enogex, Inc., an Oklahoma corporation, as may be designated from time to time by the Board.

        (g)    "Committee" shall mean the Compensation Committee of the Board.


                                   ARTICLE III
                                   -----------

SHARES SUBJECT TO THE PLAN
--------------------------

        The total number of Shares that may be awarded under the Plan is 500,000, subject to adjustment as provided in Article VIII. Shares subject to awards under the Plan may be either authorized and unissued shares or issued shares which have been acquired by the Company and are being held in its treasury, in the sole discretion of the Board. Shares awarded under the Plan and later obtained by the Company pursuant to the Plan shall again become available for awards under the Plan.


                                   ARTICLE IV
                                   ----------

ADMINISTRATION
--------------

        The Plan shall be administered by the Committee. The Committee shall have all powers (other than those set forth in Article IX below) respecting the Plan, including but not limited to authority to award Shares, and establish terms and conditions applicable to such award. All questions of interpretation and application of the Plan, or of the terms and conditions pursuant to which Shares are awarded hereunder or whether Shares are forfeited under the provisions hereof, shall be subject to the determination of the Committee, and such determination of the Committee shall be final and binding upon all parties affected by such determination. The Committee in its discretion may delegate its authority and its duties under the Plan to a committee consisting of not less than three members of the Board who are "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.


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                                    ARTICLE V
                                    ---------

ELIGIBILITY
-----------

        The following individuals are eligible to be selected as participants in the Plan: (i) any key employee, including an officer or director who is an employee, of the Company or OG&E who has served as an employee of the Company, OG&E or of a participating corporation for at least 12 months and (ii) each individual who is an officer of a Participating Corporation, who has been an employee of a Participating Corporation for at least 12 months.

                                   ARTICLE VI
                                   ----------

AWARD OF SHARES
---------------

        The Committee may from time to time and at any time select one or more eligible employees to be Participants. The number of Shares to be received by each Participant, and the conditions under which such Shares will be forfeited by the Participant and returned to the Company or a Participating Corporation, shall be determined by the Committee in its sole and unfettered discretion. All awards of Shares shall be based solely on the past service of the employee to the Company or a Participating Corporation and the employee shall not be required to pay to the Company or a Participating Corporation any cash consideration for Shares awarded to the employee. Notwithstanding any other provision of this Plan to the contrary, no award of Shares to an eligible employee by the Committee shall be deemed made unless and until the Committee shall have determined that the fair value of the services performed by such employee during the 12 months prior to the award (or such other period as the Committee shall select) equals or exceeds the compensation previously paid to the employee for such period plus the Shares to be awarded.


                                   ARTICLE VII
                                   -----------

TERMS AND CONDITIONS OF AWARDS
------------------------------

        All shares awarded under this Plan shall be subject to the following terms and conditions, and to such other terms and conditions not inconsistent with the Plan as shall be contained in the Agreement referred to in Article VII
(e).

        (a) At the time of the award there shall be established with respect to each Share (or block of Shares) awarded to a Participant a "Restricted Period" which shall be incorporated into the Agreement. Different Restricted Periods may apply to specified quantities of the Shares awarded at any time to a Participant. Any Share awarded to a Participant and any rights of a Participant related to such Share may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered until the Restricted Period applicable to such Share expires or lapses. Except for such restrictions, the Participant as owner of such Shares shall have all the rights of a shareowner of the Company, including but not limited to the right to receive all dividends paid with respect to such Shares (subject to the provisions of Article VIII) and the right to vote such Shares.


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        (b)    If a  Participant  ceases to  render  substantial  services  on a regular basis to the Company or a Participating Corporation for any reason other than death, normal retirement (within the meaning of the Employees' Retirement Plan of OG&E) or total disability, all Shares theretofore awarded to the Participant which are still subject to the Restricted Period imposed by
               Article VII (a) shall in such event be forfeited and returned to the Company or, if so determined by the Committee, to a Participating Corporation (the "Risk of Forfeiture"). Whether or not an employee's termination was for "disability" as used herein, shall be determined by the Committee in its discretion.

        (c) If a Participant ceases to render substantial services on a regular basis to the Company or a Participating Corporation by reason of death, normal retirement (within the meaning of the Employees' Retirement Plan of OG&E) or total disability, the Risk of Forfeiture imposed by Article VII (b) and the restricted periods imposed by Article VII (a) shall lapse with respect to all Shares theretofore awarded to the Participant.

        (d) Each certificate issued in respect of Shares awarded under the Plan shall be registered in the name of the Participant (or, if requested by the Participant, in the names of the Participant and the Participant's spouse) and deposited by the Participant, together with a stock power endorsed in blank, with the Company and shall bear the following legend:

               "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Restricted Stock Plan for OGE Energy Corp. and an Agreement entered into between the registered owner and OGE Energy Corp. Copies of such Plan and Agreement are on file in the office of the Secretary of OGE Energy Corp., Oklahoma City, Oklahoma, and the Company will furnish to the record holder of the certificate, without charge, upon written request to the Company at its principal place of business a copy of such Plan."

        (e) The Participant shall enter into an Agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the award and such other matters, including compliance with applicable federal and state securities laws, methods of withholding required taxes, as the Committee shall in its sole discretion determine.

        (f) At the expiration or lapsing of the Restricted Period(s) imposed pursuant to Article VII (a), the Company shall redeliver to the Participant, or the Participant's legal representative, a certificate evidencing those Shares deposited with it pursuant to
               Article VII (d), with respect to which the Restricted Period(s) have expired or lapsed, subject, however, to any other conditions imposed by this Plan or the Agreement referred to in Article VII
               (e).


                                  ARTICLE VIII
                                  ------------

CHANGES IN CAPITALIZATION
-------------------------

        In the event there is a change in classification of, or subdivision or combination of, or stock dividend on the outstanding Shares, the maximum aggregate number and class of Shares as to which awards may be granted under the Plan shall be appropriately adjusted by the Committee, and such determination shall be conclusive. Any Shares or other securities or assets of the Company (other than ordinary cash dividends)


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which may be  distributed  with respect to Shares that are still  subject to the
Risk of Forfeiture imposed pursuant to Article VII (b) will be subject to the same Risk of Forfeiture and shall be held on deposit by the Company until such Risk of Forfeiture lapses.

        If the Company shall be consolidated or merged with another company, or shall otherwise participate in a reorganization, the stock, securities or other assets which Participants are entitled to receive by reason of ownership of Shares which are subject to Risk of Forfeiture shall be held on deposit by the Company, and shall be subject to same Risk of Forfeiture imposed by Article VII
(b). In the event that the Company is not to be the surviving company in any such merger or consolidation or if the Company is to be dissolved or if the shareowners of the Company receive an offer, including a tender offer, for the purchase or exchange of the Company's Common Stock, the Committee shall have the authority and discretion to lapse the Restricted Period(s), and all other restrictions and accelerate vesting on all Shares theretofore awarded under the Plan as of any date selected by the Committee.


                                   ARTICLE IX
                                   ----------

AMENDMENT OF THE PLAN
---------------------

        The Board may from time to time alter, amend, suspend or discontinue the Plan. No such amendment or modification shall, however, adversely affect (without the Participant's written consent) any Participant with respect to Shares already awarded to him.


                                    ARTICLE X
                                    ---------

REQUIREMENT OF LAW
------------------

        Notwithstanding anything contained herein to the contrary, the Company shall not award Shares if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or other forum in which Shares are traded; and as condition to the issuance of Shares under the Plan, the Company may require such agreements or undertakings, if any, as the Company may deem necessary or advisable to assure compliance with any such law or regulation.


                                   ARTICLE XI
                                   ----------

LIMITATIONS
-----------

        Nothing contained in this Plan shall be deemed to confer on any person any rights other than as expressly provided herein, including but not limited to any right to continuation of employment or right to be granted awards other than as may be determined by the Committee in its unfettered discretion.

        Awards under the Plan shall be separate and apart from all other Company benefit plans and shall have no bearing thereon. The value of awards under the Plan shall not be included in the calculation of benefits under any other plan.


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                                   ARTICLE XII
                                   -----------

EFFECTIVE DATE AND TERM OF PLAN
-------------------------------

        The Plan became effective upon its adoption by OG&E's shareowners on May 16, 1985. Unless previously discontinued pursuant to Article IX, the Plan shall remain in effect until the number of shares permitted by Article III of the Plan have been awarded and the Restricted Periods have lapsed with respect to such Shares.


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